UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 3, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 3, 2007, CMS Energy Corporation ("CMS Energy") issued and sold $250,000,000 principal amount of its 6.55% Senior Notes due 2017 ("2017 Notes") and $150,000,000 principal amount of its Floating Rate Senior Notes due 2013 (the "2013 Notes"), pursuant to an effective Shelf Registration Statement on Form S-3 (No. 333-125553) (the "CMS Energy Registration Statement"), a Preliminary Prospectus Supplement dated June 18, 2007 to a Prospectus dated June 16, 2005, an Issuer Free Writing Prospectus that included the final terms of the transaction and a Final Prospectus Supplement dated June 19, 2007 to a Prospectus dated June 16, 2005. CMS Energy used the proceeds of the offering plus available cash to fund CMS Energy’s tender offer for all of the outstanding 7.5% Senior Notes due 2009.

This Current Report on Form 8-K is being filed to file certain documents in connection with the offering as exhibits to the CMS Energy Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1 Indenture dated as of September 15, 1992 between CMS Energy and NBD Bank, as Trustee (predecessor to ultimate successor, the Bank of New York) (Incorporated by reference herein, previously filed as an exhibit to CMS Energy’s Form S-3 filed May 1, 1992)

4.2 Twentieth Supplemental Indenture dated as of July 3, 2007 between CMS Energy and the Bank of New York

4.3 Twenty-First Supplemental Indenture dated as of July 3, 2007 between CMS Energy and the Bank of New York

5.1 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of Consumers Energy Company and Special Counsel to CMS Energy, regarding the legality of the 2017 Notes and the 2013 Notes

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K, Consumers’ Form 10-K for the Year Ended December 31, 2006 and a form 8-K filed June 4, 2007 amending CMS Energy’s 2006 financial statements to reflect certain discontinued operations resulting from certain recent asset sales (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

July 5, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Senior Vice President and Chief Financial Officer

Consumers Energy Company

July 5, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.2	Twentieth Supplemental Indenture dated as of July 3, 2007 between CMS Energy and the Bank of New York
4.3	Twenty-First Supplemental Indenture dated as of July 3, 2007 between CMS Energy and the Bank of New York
5.1	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of Consumers Energy Company and Special Counsel to CMS Energy, regarding the legality of the 2017 Notes and the 2013 Notes